INCOME TAXES	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
INCOME TAXES
INCOME TAXES

NOTE 13 — INCOME TAXES

Generally, we account for income taxes in interim periods in accordance with ASC 740, which requires income tax expense or benefit to be calculated using an estimated annual effective tax rate applied to the year-to-date ordinary income or loss. Tax effects of significant unusual or infrequently occurring items are excluded from the estimated annual effective tax rate calculation and recognized in the interim period in which they occur.

For the three months and nine months ended September 30, 2021, we utilized the discrete effective tax rate method, as allowed by ASC 740-270-30-18, "Income Taxes - Interim Reporting," to calculate our interim income tax provision. The discrete method is applied when the application of the estimated annual effective tax rate is impractical because it is not possible to reliably estimate the annual effective tax rate. The discrete method treats the year to date period as if it was the annual period and determines the income tax expense or benefit on that basis. We believe that, at this time, the use of this discrete method represents the best estimate of our annual effective tax rate.

Effective Income Tax Rate and Income Tax Provision

For the three months ended September 30, 2021, the difference in the statutory income tax benefit and the recorded income tax provision was primarily attributable to an increase in the valuation allowance related to limitations on the deductibility of interest expense, non-deductible shared-based compensation, estimated withholding taxes, and a change in our mix of earnings by jurisdiction.

For the three months ended September 30, 2020, the difference in the statutory income tax provision and the recorded income tax provision was primarily attributable to estimated withholding taxes, and estimated book-tax differences that are permanent in nature.

For the nine months ended September 30, 2021, the difference in the statutory income tax benefit and the recorded income tax provision was primarily attributable to non-deductible shared-based compensation, an increase in the valuation allowance related to limitations on the deductibility of interest expense, estimated withholding taxes, and a change in our mix of earnings by jurisdiction.

For the nine months ended September 30, 2020, the difference in the statutory income tax provision and the recorded income tax provision was primarily attributable to estimated withholding taxes, estimated book-tax differences that are permanent in nature, and a change in our mix of earnings by jurisdiction.

Tax Receivable Agreement

As part of the Reorganization Transactions, the Company entered into a tax receivable agreement (the “TRA”) with the pre-IPO owners of Constellation and certain other members of management (the “TRA Recipients”). The TRA requires the Company to make payments to the TRA Recipients as part of the consideration for their shares in Constellation or as part consideration for the note receivable held by them, as applicable, for 85% of the tax benefits realized by the Company when utilizing certain U.S. and Dutch income tax attributes generated, or owned by, or attributable to, the Company on or prior to the date of the IPO, and any tax deductions available to the Company that relate to the transaction expenses incurred by the Company as a result of the consummation of the IPO. The Company expects to utilize a significant portion of these income tax attributes based on current projections of taxable income, and therefore, expects to realize tax benefits. The annual tax benefits are computed by calculating the income taxes due, including such tax benefits, and the income taxes due without such tax benefits. Under the TRA, generally, the Company will retain the benefit of the remaining 15% of the applicable tax savings. As of September 30, 2021, the Company’s liability under the TRA on an undiscounted basis was $258.0 million, which is presented within Other non-current liabilities on the Condensed Consolidated Balance Sheet.

The timing and amount of aggregate payments due under the TRA may vary based on a number of factors, including the amount and timing of the taxable income the Company and its subsidiaries generate each year, the tax rate then applicable and the use of net operating losses. The payment obligations under the TRA are the Company’s obligations and are not obligations of Constellation. Payments are generally due within a specified period of time following the filing of the Company’s annual tax return and interest on such payments will accrue from the original due date (without extensions) of the income tax return until the date paid. Payments not made within the required period after the filing of the income tax return generally accrue interest at a rate of LIBOR plus 3.00%.

The TRA will remain in effect until all such tax benefits have been utilized or expired, unless the Company exercises its right to terminate the TRA. The TRA will also terminate if the Company breaches its obligations under the TRA or upon certain mergers, asset sales, certain forms of business combinations, or other changes of control. If the Company exercises its right to terminate the TRA, or if the TRA is terminated early in accordance with its terms, the Company’s payment obligations would be accelerated based upon certain assumptions, including the assumption that the Company would have sufficient future taxable income to utilize such tax benefits.

NOTE 16 — INCOME TAXES

U.S. and Non-U.S. components of Earnings (Loss) Before Income Tax Provision (Benefit):

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
(in millions)	2020	2019	2018
U.S.	$(5.6)	$(119.3)	$(210.4)
Non-U.S.	(23.7)	43.0	(14.3)
Total	$(29.3)	$(76.3)	$(224.7)

Income Tax Provision (Benefit):

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
(in millions)	2020	2019	2018
Current
U.S.	$1.5	$2.3	$3.4
Non-U.S.	36.5	60.0	36.3
Total current expense	38.0	62.3	39.7
Deferred
U.S.	(37.1)	(7.0)	14.2
Non-U.S.	8.3	(22.6)	(39.5)
Total deferred tax benefit	(28.8)	(29.6)	(25.3)
Income tax provision	$9.2	$32.7	$14.4

Reconciliation to Statutory Provision

A reconciliation of income taxes computed at Luxembourg’s statutory income tax rate of 24.9% and our provision for income taxes is as follows:

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
(in millions)	2020	2019	2018
Statutory provision (benefit)	$(7.3)	$(19.0)	$(56.0)
U.S. state income taxes, net of federal benefit	(9.7)	(3.1)	(1.8)
Foreign earnings taxed at different rates	2.8	2.7	11.9
Permanent differences	0.8	9.2	11.2
Share-based compensation	16.9	—	—
Net change in valuation allowance	(6.5)	(12.0)	2.2
Audit settlements and changes to unrecognized tax benefits	(10.3)	8.1	17.1
Deferred tax asset adjustments	5.2	11.7	16.9
Net change in estimate of prior period tax	(4.6)	2.8	10.1
Change in tax laws	14.5	23.4	(26.0)
Withholding taxes	8.8	5.4	4.7
Goodwill impairment	—	—	15.7
Other	(1.4)	3.5	8.4
Income Tax Provision	$9.2	$32.7	$14.4

For 2020, the difference in the statutory income tax benefit of $(7.3) million and the recorded income tax provision of $9.2 million was primarily attributable to $16.9 million of income tax expense related to non- deductible share-based compensation and $14.5 million of income tax expense driven by changes to tax laws impacting our deferred tax liabilities, offset by a net favorable change of $10.3 million from audit settlements and changes to unrecognized tax benefits.

For 2019, the difference in the statutory income tax benefit of $(19.0) million and the recorded tax provision of $32.7 million was primarily attributable to $23.4 million of income tax expense driven by changes to tax laws impacting deferred tax liabilities, $11.7 million of unfavorable adjustments to deferred tax balances in foreign subsidiaries, $9.2 million of income tax expense related to the impact of permanent differences, and a net unfavorable change of $8.1 million from audit settlements and changes to unrecognized tax benefits. These increases to income tax expense were partially offset by a net $12.0 million decrease in the valuation allowance as a result of changes in the assessment of the realizability of non-U.S. deferred tax assets.

For 2018, the difference in the statutory income tax benefit of $(56.0) million and the recorded tax provision of $14.4 million was primarily attributable to a net unfavorable change of $17.1 million from audit settlements and changes to unrecognized tax benefits, $16.9 million of unfavorable adjustments to deferred tax balances, $15.7 million of income tax expense related to non-deductible goodwill impairment, $11.9 million of income tax expense related to foreign earnings taxed at higher effective rates, and $11.2 million of income tax expense related to the impact of permanent differences. These increases to income tax expense were offset by a net $26.0 million income tax benefit related to changes to tax laws impacting deferred tax liabilities.

Deferred Tax Balances

	Year Ended	Year Ended
	December 31,	December 31,
(in millions)	2020	2019
Deferred Tax Assets
Accruals not yet deductible for tax purposes	$82.1	$56.2
Net operating loss carryforwards	82.4	75.7
U.S., Non-U.S. and state tax credits	12.2	3.2
Employee benefit items	46.4	38.0
Intercompany losses	36.0	35.8
Intercompany interest	34.7	26.0
Lease liability	16.0	20.7
Other	8.4	7.6
Gross deferred tax assets	318.2	263.2
Less: Valuation allowance	(79.5)	(102.1)
Total deferred tax assets	238.7	161.1
Deferred Tax Liabilities
Depreciation and amortization	(33.7)	(26.3)
Unremitted foreign earnings	(1.1)	(1.7)
Intangibles	(324.4)	(291.4)
Other	—	(8.3)
Total deferred tax liabilities	(359.2)	(327.7)
Net deferred tax liability	$(120.5)	$(166.6)

We have investments in various foreign subsidiaries. The unremitted earnings for investments in foreign subsidiaries are not considered to be indefinitely reinvested, and we have recognized a deferred tax liability related to those earnings. To the extent that there are outside basis differences beyond the unremitted earnings, we have not recognized a deferred tax liability as we are considered to be indefinitely reinvested in our foreign subsidiaries. Determination of the amount of unrecognized deferred taxes that would apply in recovering the outside basis differences in our foreign subsidiaries is impracticable due to the complexity of the calculations and the assumptions about the circumstances existing if and when remittance occurs.

We have a U.S. federal NOL of $35.8 million (tax effected $7.5 million) which can be carried forward indefinitely. We also have U.S. state NOLs in the amount of $292.2 million (tax effected $18.4 million) which expire over various tax years. Of the $18.4 million U.S. state NOLs, $14.7 million is not expected to be realized as of December 31, 2020 and as such, a valuation allowance has been recorded. We have non-U.S. NOLs totaling $241.8 million (tax effected $56.5 million) which expire during various tax years. Of the $56.5 million non-U.S. NOLs, $11.4 million is not expected to be realized as of December 31, 2020 and as such, a valuation allowance has been recorded.

We have $10.6 million of U.S. foreign tax credits, which expire in 2030. Of the $10.6 million of U.S. foreign tax credits, $7.6 million is not expected to be realized as of December 31, 2020 and as such, a valuation allowance has been recorded. We have $1.7 million of U.S. state research and development credits. We do not expect to use any of these state credits and as such, a valuation allowance has been recorded.

Unrecognized Tax Benefits

The following table summarizes the activity related to our gross unrecognized tax benefits:

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
(in millions)	2020	2019	2018
Balance at beginning of period	$74.9	$74.7	$47.7
Gross increases – tax positions in current period	—	2.2	48.1
Decreases from settlements with tax authorities	(13.2)	—	—
Lapse of statute of limitations	(1.6)	(2.0)	(21.1)
Balance at end of period	$60.1	$74.9	$74.7

The total amount of gross unrecognized tax benefits was $60.1 million, $74.9 million and $74.7 million as of December 31, 2020, 2019 and 2018 respectively, of which, $42.9 million, $57.8 million and $62.2 million, if recognized, would affect our effective tax rate, respectively. During the year ended December 31, 2020, gross unrecognized tax benefits decreased by approximately $14.8 million, primarily as a result of settling non-U.S. tax matters.

The Company classifies interest expense and penalties related to liabilities for unrecognized tax benefits in the consolidated financial statements as income tax expense. As of December 31, 2020 and December 31, 2019, accrued interest and penalties related to unrecognized tax benefits totaled $8.1 million and $7.5 million, respectively.

Our U.S. federal income tax return is subject to examination for a period of three years after its filing date. The earliest year open is the tax year 2018. Income tax returns in non-U.S. jurisdictions have statutes of limitations generally ranging from three to five years after their filing date. We have various non-U.S. returns in the process of examination but have largely concluded all other income tax matters for the years prior to 2012.

We believe that an adequate provision has been made for any adjustments that may result from the ongoing examinations. However, the outcome of tax audits cannot be predicted with certainty. If any issues addressed in our tax audits are resolved in a manner not consistent with management’s expectations, we could be required to adjust our provision for income taxes in the period such resolutions occurs. Although the timing of resolution, settlement, and closure of audits is not certain, we do not believe it is reasonably possible that our unrecognized tax benefits will materially change in the next 12 months.